UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-2
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 16, 2011

NetREIT, Inc.
(Exact name of registrant as specified on its charter)

Maryland (State of other jurisdiction of incorporation)	000-53673 (Commission File Number)	33-0841255 (I.R.S. Employer Identification No.)
1282 Pacific Oaks Place Escondido, California 92029 (Address of principal executive offices) (Zip Code)
(760) 471-8536 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

This Form 8-K/A-2 amends and supplements the Current Report on Form 8-K filed on September 21, 2011 by the Registrant to present the financial statements for the real property described below as well as the related pro forma financial statements for NetREIT, Inc. , a Maryland corporation (the “Company”).

On September 16, 2011, the Company completed the acquisition of the Yucca Valley Retail Center (“Property”), pursuant to an Agreement of Purchase and Sale, dated May 16, 2011 (“Agreement”) for the purchase price of six million and seven hundred seventy six thousand seven hundred dollars ($6,676,700) as previously disclosed in the Current Report on Form 8-K filed on May 20, 2011.

The Property is a neighborhood shopping center complex built in approximately 1978 consisting of five separate parcels. The Property consists of approximately 86,000 rentable square feet and is currently 93% leased. The property is currently anchored by a national chain grocery store and two other national specialty retailers. The Company paid the purchase price through a cash payment of approximately $3.5 million and assumed a loan secured by the property of approximately $3.3 million with an interest rate of 5.62%.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Yucca Valley Retail Center

	Report of Independent Registered Public Accounting Firm	F-1

	Historical Statements of Revenues and Direct Operating Expenses for the Eight and One-Half Months Ended September 16, 2011 (unaudited) and the Year Ended December 31, 2010	F-2

	Notes to Historical Statements of Revenues and Direct Operating Expenses for the Eight and One-Half Months Ended September 16, 2011 (unaudited) and the Year Ended December 31, 2010	F-3

(b)	Pro Forma Financial Information

NetREIT, Inc.

	Introduction to Pro Forma Consolidated Statements of Operations (Unaudited)	F-5

	Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2011	F-6

	Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT, Inc.
Date: November 30, 2011	By:	/s/ Kenneth W. Elsberry
Kenneth W. Elsberry,
Chief Financial Officer

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Management
of NetREIT, Inc

We have audited the accompanying historical statement of revenues and direct operating expenses (“historical statement”) of the Yucca Valley Retail Center (“Property”) for the year ended December 31, 2010. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and direct operating expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and direct operating expenses, as described in Note 2, of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP
San Diego, California
November 30, 2011

Yucca Valley Retail Center
HISTORICAL STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
For the Eight and One-Half Months Ended September 16, 2011 (Unaudited) and for the Year Ended December 31, 2010

	Eight and
	One-Half	Year
	Months ended	Ended
	September 16, 2011	December 31, 2010
	(Unaudited)

Rental income	$511,511	$673,930
Tenant reimbursements	210,791	330,694
	722,302	1,004,624

Costs and expenses:
Repairs and maintenance	73,178	44,622
Real estate taxes	51,469	104,574
Utilities	56,471	72,101
General and administrative	62,950	128,064
Total costs and expenses	244,068	349,361

Rental income over direct operating expenses	$478,234	$655,263

The accompanying footnotes are an integral part of these financial statements

Yucca Valley Retail Center
NOTES TO HISTORICAL STATEMENTS OF REVENUES
AND DIRECT OPERATING EXPENSES
For the Eight and One-Half Months Ended September 16, 2011 (unaudited) and for the Year Ended December 31, 2010

1.  DESCRIPTION OF REAL ESTATE PROPERTY

On September 16, 2011, NetREIT, Inc., a Maryland corporation (the “Company” or “NetREIT”) completed the acquisition of the Yucca Valley Retail Center (“Property”), pursuant to an Agreement of Purchase and Sale, dated May 16, 2011 (“Agreement”) for the purchase price of six million and seven hundred seventy six thousand seven hundred dollars ($6,676,700) as previously disclosed in the Current Report on Form 8-K filed on May 20, 2011 under Item 8.01 “Other Events Company Deems Important to Security Holders”.

The Property is a neighborhood shopping center complex built in approximately 1978 consisting of five separate parcels. The Property consists of approximately 86,000 rentable square feet and is currently 93% leased and anchored by a national chain grocery store. The Company paid the purchase price through a cash payment of approximately $3.5 million and assumed a loan secured by the property of approximately $3.3 million with an interest rate of 5.62%.

NetREIT was formed to acquire and manage a diverse portfolio of real estate assets.  The primary types of properties in which NetREIT invests include office, retail, self-storage properties and residential properties located in the western United States.

2.  BASIS OF PRESENTATION

The accompanying historical statements of revenues and direct operating expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.  The Yucca Valley Retail Center is not a legal entity and the accompanying historical statements are not representative of the actual operations for the periods presented, as certain revenues and expenses that may not be comparable to the revenues and expenses NetREIT expects to incur in the future operations of the Yucca Valley Retail Center have been excluded.  Excluded items include interest, depreciation and amortization and general and administrative costs not directly comparable to the future operations of the Yucca Valley Retail Center.

Property taxes represent the taxes paid or accrued based upon pre-acquisition assessed value. As a result of the acquisition of the Property, the assessed value and related real estate tax expense may change. The excess of revenues over direct operating expenses as presented is not intended to be comparable to the proposed future operations of the Property.

An audited historical statement of revenues and direct operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Yucca Valley Retail Center was acquired from an unaffiliated party and (ii) based on due diligence of the Yucca Valley Retail Center, management is not aware of any material factors relating to the Yucca Valley Retail Center that would cause this financial information not to be necessarily indicative of future operating results.

3.  SIGNIFICANT ACCOUNTING POLICIES

Rental Income

Minimum rent, including rental abatements and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the terms of the related leases.

Tenant Reimbursements

Property operating expense reimbursements due from tenants for common area maintenance, real estate taxes and other recoverable costs are included in rental income in the period in which the related expenses are incurred.

Use of Estimates

The preparation of the historical financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods.  Actual results could materially differ from those estimates.

Subsequent Events

Management has evaluated subsequent events through the date that the accompanying financial statements were filed with the Securities and Exchange Commission for transactions and other events which may require adjustment to and/or disclosure in such financial statements.

4.  RISKS AND UNCERTAINTIES

The real estate industry is cyclical, being dependent in part on the status of local, regional, and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results. If a significant number of tenants were to default or occupancy was to decrease, future revenues of the Property would be severely impacted.

5.  CONCENTRATION OF REVENUES

For the year ended December 31, 2010, two tenants represented at least 10% of total income, respectively. The first tenant occupied 47% of the property and its lease represented 35% of the property’s income.  The tenant’s  lease expires in February 2016.  The second tenant occupied 10% of the property and its lease represented 13% of the property’s income. The second tenant’s lease expires in June 2016.

For the eight and one-half months ended September 16, 2011, three tenants represented at least 10% of the property’s income, respectively. The first tenant occupied 47% of the property and represented 30% of the property’s income. The tenant’s lease expires in February 2016.  The second tenant occupied 10% of the property and its lease represented 13% of the property’s income. The second tenant’s lease expires in June 2016.  The third tenant occupied 9% of the property and its lease represented 10% of the property’s income. The third tenant’s lease expires in March 2015.

If any of these tenants were to default on their leases, future revenues of the property could be adversely impacted.

6. INTERIM UNAUDITED FINANCIAL INFORMATION

The historical statement of revenues and direct operating expenses for the eight and one-half ended September 16, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included.  The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7. COMMITMENTS AND CONTINGENCIES

The Property is subject to legal claims in the ordinary course of business. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.

In connection with the ownership and operation of the real estate property, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any noncompliance, liability or other claim, and the Company is not aware of any other environmental condition that management believes will have a material adverse effect on the Property’s results of operations.

8.  FUTURE MINIMUM RENTAL COMMITMENTS

As of September 16, 2011, future minimum rental receipts expected under non-cancelable lease agreements are as follows:

Scheduled
Years Ending:	Payments
Three and one-half month period ending December 31, 2011	$172,019
2012	648,415
2013	622,575
2014	587,918
2015	474,036
2016	155,947
Thereafter	44,125
Total	$2,705,035

 NetREIT
INTRODUCTION TO PRO FORMA
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

As previously reported, NetREIT, Inc., a Maryland corporation (the “Company” or “NetREIT”) completed the acquisition of the Yucca Valley Retail Center (“Property”), pursuant to an Agreement of Purchase and Sale, dated May 16, 2011 (“Agreement”) for the purchase price of six million and seven hundred seventy six thousand seven hundred dollars ($6,676,700) as previously disclosed in the Current Report on Form 8-K filed on May 20, 2011 under Item 8.01 “Other Events Company Deems Important to Security Holders.

The Property is a neighborhood shopping center complex built in approximately 1978 consisting of five separate parcels. The Property consists of approximately 86,000 rentable square feet and is currently 93% leased and anchored by a national chain grocery store. The Company paid the purchase price through a cash payment of approximately $3.5 million and assumed a loan secured by the property of approximately $3.3 million with an interest rate of 5.62%.

NetREIT was formed to acquire and manage a diverse portfolio of real estate assets.  The primary types of properties in which NetREIT invests include office, retail, self-storage properties and residential properties located in the western United States.

The accompanying unaudited pro forma consolidated statements of operations combine the historical consolidated statements of operations of NetREIT and the historical statements of operations of the Yucca Valley Retail Center for the nine months ended September 30, 2011 and the year ended December 31, 2010 of the Company, with adjustments giving effect to the acquisition as if it had been completed on January 1, 2010.

You should read this information in conjunction with:

a) The accompanying notes to the unaudited pro forma consolidated financial statements;

b) The separate audited historical consolidated financial statements of NetREIT for the years ended December 31, 2010 and 2009 included in its Annual Report on Form 10-K.

c) The audited Historical Statement of Revenues and Direct Operating Expenses of the Yucca Valley Retail Center for the year ended December 31, 2010 and the unaudited Historical Statement of Revenues and Direct Operating Expenses for the eight and one-half months ended September 16, 2011 which are included elsewhere herein.

We are presenting the unaudited pro forma financial information for informational purposes only. The pro forma information is not necessarily indicative of what our financial position or results of operations actually would have been had we completed the acquisition on January 1, 2010. In addition, the unaudited pro forma financial information does not purport to project the future financial position or operating results of the Company.

NetREIT , Inc.
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2011
(Unaudited)

		Yucca Valley
		Retail			Pro Forma
	NetREIT, Inc.	Center	Adjustments		Combined Total

Rental income	$9,749,399	$722,302	$24,870	(1)	$10,496,571
Fee and other income	477,846	-	-		477,846
	10,227,245	722,302	24,870		10,974,417
Costs and expenses:
Rental operating costs	3,659,173	244,068	-		3,903,241
General and administrative	2,656,195	-	-		2,656,195
Depreciation and amortization	3,036,063	-	255,687	(2)	3,291,750
Total costs and expenses	9,351,431	244,068	255,687		9,851,186

Income (loss) from operations	875,814	478,234	(230,817)		1,123,231

Interest expense	(2,306,595)	-	(140,317)	(3)	(2,446,912)
Interest income	102,196	-	-		102,196
Loss on sale of real estate	(56,911)	-	-		(56,911)
Net income (loss)
before controlling interests	(1,385,496)	478,234	(371,134)		(1,278,396)

Income attributable
to noncontrolling interests	301,305	-	-		301,305

Net (loss) income	$(1,686,801)	$478,234	$(371,134)		$(1,579,701)

Loss per common share	$(0.13)				$(0.12)

Weighted average number of
common shares outstanding
- basic and diluted	13,027,349				13,027,349

See notes to unaudited pro forma consolidated financial statements.

NetREIT , Inc.
Pro Forma Consolidated Statement of Operations
For the Twelve Months Ended December 31, 2010
(Unaudited)

		Yucca Valley
		Retail			Pro Forma
	NetREIT, Inc.	Center	Adjustments		Combined Total

Rental income	$9,669,561	$1,004,624	$(39,067)	(1)	$10,635,118
Fee and other income	525,506	-	-		525,506
	10,195,067	1,004,624	(39,067)		11,160,624
Costs and expenses:
Rental operating costs	4,312,021	349,361	-		4,661,382
General and administrative	3,411,691	-	-		3,411,691
Depreciation and amortization	3,531,261	-	358,078	(2)	3,889,339
Asset impairment	1,000,000	-	-		1,000,000
Total costs and expenses	12,254,973	349,361	358,078		12,962,412

Income (loss) from operations	(2,059,906)	655,263	(397,145)		(1,801,788)

Interest expense	(2,044,394)	-	(187,090)	(3)	(2,231,484)
Interest income	101,885	-	-		101,885
Bargain purchase gain from tender offer	872,152	-	-		872,152
Equity in earnings of real estate assets	1,769	-	-		1,769
Net income (loss)
before controlling interests	(3,128,494)	655,263	(584,235)		(3,057,466)

Loss attributable
to noncontrolling interests	(139,145)	-	-		(139,145)

Net loss (income)	(2,989,349)	655,263	(584,235)		(2,918,321)

Preferred dividends	(34,447)	-	-		(34,447)

Net (loss) income	$(3,023,796)	$655,263	$(584,235)		$(2,952,768)

Loss per common share	$(0.27)				$(0.26)

Weighted average number of
common shares outstanding
- basic and diluted	11,210,975				11,210,975

See notes to unaudited pro forma consolidated financial statements.

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 – BASIS OF PRESENTATION

As explained in the Introduction to Pro Forma Consolidated Statements of Operations (unaudited), on September 16, 2011, the Company completed its previously announced acquisition of the Yucca Valley Retail Center.

The purchase price was allocated as follows:

Land	$2,445,331
Building	3,549,162
Tenant improvements	520,485
Above market rents	274,168
Below market rents	(841,425)
In-place leases	819,979
$6,767,700

No significant acquisition costs were incurred by NetREIT related to the purchase of the Yucca Valley Retail Center.

The historical financial information for NetREIT for the nine months ended September 30, 2011 and for the year ended December 31, 2010 was derived from its quarterly report on Form 10-Q for the nine months ended September 30, 2011 and its annual report on Form 10-K for the year ended December 31, 2010, respectively.

The pro forma adjustments to record the purchase of the Yucca Valley Retail Center reflected in the accompanying pro forma consolidated statements of operations are explained in Note 2.

The Company did not present an unaudited pro forma balance sheet because the acquisition has been reflected in the Company’s Quarterly Report Form 10-Q for the quarter ended September 30, 2011 filed November 14, 2011. The historical amounts of NetREIT for the period ended September 30, 2011 include the operating results of the Yucca Valley Retail Center from September 17, 2011 through September 30, 2011.

NOTE 2 –ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED) AS OF SEPTEMBER 30, 2011 AND THE PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED) FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2011  AND FOR THE YEAR ENDED DECEMBER 31, 2010

ADJUSTMENT 1.

Amortization of above and below market rents for leases acquired as if the property were acquired as of the first day of the period presented.

ADJUSTMENT 2.

Depreciation and amortization as if the acquisition had been completed from the first day of the period presented. Depreciation for the building is recorded on a straight line basis over 39 years. Amortization expense related to lease intangibles and tenant improvements are amortized over the remaining life of the lease.

ADJUSTMENT 3.

Interest costs assumed to have been incurred on the $3.3 million mortgage note payable in connection with the purchase from the first day of the period presented. The interest rate used was 5.62% based on the rate in effect as of the close of the transaction, or September 16, 2011.